SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002
BAUSCH & LOMB INCORPORATED
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-4105 (Commission File Number)	16-0345235 (I.R.S. Employer Identification No.)
One Bausch & Lomb Place, Rochester NY (Address of principal executive offices)	14604-2701 (Zip Code)
Registrant's telephone number, including area code: (585) 338.6000

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                    AND EXHIBITS

(a)	Financial statements of businesses acquired. - Not Applicable
(b)	Pro forma financial information. - Not Applicable
(c)

Exhibits.

The following exhibits are filed as part of this report.

99.1     Statement under oath of Ronald L. Zarrella, Chairman and Chief Executive
            Officer, sworn to on August 13, 2002, pursuant to the Order of the Securities and Exchange Commission, dated June 27, 2002.

99.2     Statement under oath of Stephen C. McCluski, Senior Vice President and
            Chief Financial Officer, sworn to on August 13, 2002, pursuant to the Order of the Securities and Exchange Commission, dated June 27, 2002.

ITEM 9.     REGULATION FD DISCLOSURE

On August 13, 2002, pursuant to the U.S. Securities and Exchange Commission Order dated June 27, 2002, entitled File No. 4-460: Order Requiring the Filing of Sworn Statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1134, the Company delivered to the Commission in written form on paper sworn statements of Ronald L. Zarrella, Chairman and Chief Executive Officer, and Stephen C. McCluski, Senior Vice President and Chief Financial Officer, as required by the Commission's Order. Copies of the statements are attached as exhibits hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAUSCH & LOMB INCORPORATED

/s/ Robert B. Stiles
Robert B. Stiles
Senior Vice President and General Counsel

Dated: August 13, 2002

Exhibit Index

Exhibit No.	Description
99.1	Statement under oath of Ronald L. Zarrella, Chairman and Chief Executive Officer, sworn to on August 13, 2002, pursuant to the Order of the Securities and Exchange Commission, dated June 27, 2002.
99.2

Statement under oath of Stephen C. McCluski, Senior Vice President and Chief Financial Officer, sworn to on August 13, 2002, pursuant to the Order of the Securities and Exchange Commission, dated June 27, 2002.